Innovator S&P 500 Buffer ETF™ – April

Innovator S&P 500 Power Buffer ETF™ – April

Innovator S&P 500 Ultra Buffer ETF™ – April

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 2, 2020

March 31, 2020

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. Following the close of business on March 31, 2020, an outcome period for each Fund ended. Each Fund will commence a new outcome period that will begin on April 1, 2020 and end on March 31, 2021. An investment in a Fund over the course of the outcome period will be subject to the applicable Cap set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator S&P 500 Buffer ETFTM – April	BAPR	Gross: 22.00% Net: 21.21%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 22.00% (prior to taking into account management fees and other fees) and 21.21% (after taking into account management fees and other fees) while providing a buffer against the first 9% of S&P 500 Price Index losses, over the period from April 1, 2020 to March 31, 2021.

Innovator S&P 500 Power Buffer ETFTM – April	PAPR	Gross: 15.40% Net: 14.61%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 15.40% (prior to taking into account management fees and other fees) and 14.61% (after taking into account management fees and other fees) while providing a buffer against the first 15% of S&P 500 Price Index losses, over the period from April 1, 2020 to March 31, 2021.

Innovator S&P 500 Ultra Buffer ETFTM – April	UAPR	Gross: 9.80% Net: 9.01%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 9.80% (prior to taking into account management fees and other fees) and 9.01% (after taking into account management fees and other fees) while providing a buffer against S&P 500 Price Index losses of between 5% and 35%, over the period from April 1, 2020 to March 31, 2021.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: April 1, 2020 through March 31, 2021.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference